UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4350 La Jolla Village Drive, Suite 800 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780 ____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 14, 2022, TRACON Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders at its corporate headquarters located at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122 at 8:00 a.m. pacific time (the “2022 Annual Meeting”). The Company had 19,867,752 shares of common stock outstanding and entitled to vote as of April 20, 2022, the record date for the 2022 Annual Meeting.  At the 2022 Annual Meeting, 10,617,878 shares of common stock of the Company were present or represented by proxy.

At the 2022 Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Proxy Statement.

At the 2022 Annual Meeting, the Company’s stockholders:

(1) elected Saundra Pelletier and Stephen T. Worland, Ph.D., as directors of the Company to hold office until the Company’s 2025 Annual Meeting of Stockholders;

(2) approved, on an advisory basis, the compensation of the Company’s named executive officers;

(3) indicated, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and

(4) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The following sets forth detailed information regarding the final certified results of the voting with respect to each matter voted upon at the 2022 Annual Meeting:

Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Saundra Pelletier	5,573,890	600,013	4,443,975
Stephen T. Worland, Ph.D.	5,595,610	578,293	4,443,975

 Proposal 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,927,499	213,382	33,022	4,443,975

 Proposal 3. To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers

1 Year	2 Years	3 Years	Abstentions
5,907,297	201,619	49,665	15,322

 Proposal 4. Ratification of the selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,590,485	19,367	8,026	—

Consistent with the preference of the Company’s stockholders indicated by the voting results for the advisory vote on the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, the Company will include a stockholder advisory vote on the compensation of its named executive officers every year until the next required vote on the frequency of such advisory votes.

Each of the foregoing voting results from the 2022 Annual Meeting is final.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2022	TRACON Pharmaceuticals, Inc.

	By:	/s/ Charles P. Theuer, M.D., Ph.D.
	Name:	Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer